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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  March 15, 1999

                                                Bay View Securitization Corporation
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                                        (Exact name of registrant as specified in charter)


          Delaware                                 333-16233                                 93-1225376
------------------------------               ---------------------               ------------------------------------
State or other jurisdiction of               (Commission File No.)               (I.R.S. Employer Identification No.)
incorporation or organization


         c/o Bay View Bank
         1840 Gateway Drive
        San Mateo, California                                                                   94404
--------------------------------------                                            -----------------------------------
Address of principal executive offices                                                         Zip Code



                                Registrant's telephone number, including area code:  (650) 573-7310

                               2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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                        (Former name, former address, and former fiscal year, if changed since last report)

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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated February 28, 1999


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View
Securitization Corporation by the undersigned thereunto duly authorized.

                                           BAY VIEW 1997 RA-1 AUTO TRUST
                                      BY:  BAY VIEW SECURITIZATION CORPORATION
                                           ORIGINATOR OF TRUST



Dated:  March 26, 1999                     By:  /s/ David A. Heaberlin
                                                ----------------------
                                                David A. Heaberlin
                                                Treasurer and Chief Financial
                                                Officer

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